UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2004

                   ING USA Annuity and Life Insurance Company

                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      IOWA

                            (State of Incorporation)

                       333-104546, 333-104539, 333-57212,

                       333-116137, 333-104547, 333-104548

                            (Commission File Numbers)

                                   #41-0991508

                      (IRS Employer Identification Number)

                1475 Dunwoody Drive, West Chester, PA 19380-1478

               (Address of principal executive offices) (Zip Code)

   Registrant's telephone number, including area code ............610-425-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))


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THIS FILING IS MADE IN  ACCORDANCE  WITH ITEM NO. 1.01 OF SECTION 1 AND ITEM NO.
2.03 OF SECTION 2 OF FORM 8-K:

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure contained in Item 2.03. "Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" is incorporated into this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On December 29, 2004, ING USA Annuity and Life Insurance Company ("ING USA") issued $400 Million aggregate principal amount of surplus notes scheduled to mature on December 29, 2034 (the "Notes") to its affiliates, ING Life Insurance and Annuity Company ("ILIAC"), ReliaStar Life Insurance Company ("ReliaStar Life") and Security Life of Denver International Limited ("SLDI"), in an offering that is exempt from the registration requirements of the Securities Act of 1933. ING USA, ILIAC, ReliaStar Life and SLDI are each indirect, wholly-owned subsidiaries of ING Groep N.V., a global financial services holding company based in the Netherlands. The Notes bear interest at a rate of 6.257% per year, and subject to the prior approval of the Commissioner of the state of Iowa (the "Commissioner"), interest on the Notes is scheduled to be paid semiannually in arrears on June 29 and December 29 of each year, commencing on June 29, 2005. Payment of principal on the Notes is also subject to the prior approval of the Commissioner.

         The Notes are unsecured obligations of ING USA. In the event of the dissolution, liquidation, receivership, insolvency or bankruptcy of ING USA, repayment of principal and payment of interest under the Notes will be subordinated to the prior payment of, or provision for, all liabilities (as reported in the statutory statement of assets and liabilities) of ING USA other than debts owed by ING USA to other holders of surplus notes issued by ING USA, with which the Notes will rank pari passu, but will rank superior to the claim, interest, and equity of the shares or shareholders of ING USA.

         Subject to the prior approval of the Commissioner, the Notes may be redeemed in whole on, or within thirty days after, the tenth anniversary of the execution of the Notes, upon thirty days written notice to the holders of the Notes, without premium or penalty, at the principal amount so to be prepaid, plus accrued interest thereon to the date of such prepayment.

         The Notes are not subject to any restrictive covenants.

         In the event of ING USA's rehabilitation, liquidation, conservation, reorganization, receivership, dissolution, or the commencement of any bankruptcy, insolvency or similar proceeding, the Notes will immediately mature in full without any action on the part of any holder of the Notes, with payment thereon being subject to the prior approval of the Commissioner.

         In no event shall any holder of the Notes be entitled to declare the Notes to be immediately payable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ING USA Annuity and Life Insurance Company
                                  (Registrant)

Date: December 30, 2004           By:/s/Linda E. Senker
                                  -----------------------
                                  Linda E. Senker
                                  Counsel